SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2004

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

    Texas                          0-19797                       74-1989366
  (State of                    (Commission File                (IRS Employer
incorporation)                     Number)                Identification Number)

                          601 N. Lamar Blvd., Suite 300
                               Austin, Texas 78703
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (512) 477-5566

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 of the Exchange Act

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) At a meeting held on October 13, 2004, Ken Meyer was named Regional President of the Company's Mid-Atlantic region. We announced this appointment in our press release dated October 18, 2004.

      Set forth below is biographical information regarding Mr. Meyer:

Mr. Meyer joined the Company in 1996 and has held various positions including Store Team Leader, and Vice President of the Southwest Region. He most recently has served as President of the South Region since March 2001.

Item 7.01. Regulation FD Disclosure.

On October 18, 2004, we issued a press release regarding the developments described in Item 5.02(c) above. A copy of the press release is furnished herewith as Exhibit 99.1.


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      Whole Foods Market 601 N. Lamar #300 Austin, Texas 78703 512.477.4455
                        http://www.wholefoodsmarket.com
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

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

      Exhibit 99.1-- Press release, dated October 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WHOLE FOODS MARKET, INC.

Date: October 18, 2004                          By: /s/ Glenda Flanagan.
                                                    ----------------------------
                                                    Glenda Flanagan
                                                    Executive Vice President and
                                                    Chief Financial Officer


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      Whole Foods Market 601 N. Lamar #300 Austin, Texas 78703 512.477.4455
                        http://www.wholefoodsmarket.com
                                      - 3 -